UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 23, 2015

Internap Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31989 (Commission File Number)	91-2145721 (IRS Employer Identification Number)

One Ravinia Drive, Suite 1300, Atlanta, Georgia (Address of Principal Executive Offices)	30346 (Zip Code)

Registrant’s telephone number, including area code: (404) 302-9700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.13e-2(c))

Item 2.02	Results of Operations and Financial Condition.

On April 28, 2015, Internap Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2015. A copy of the press release is attached hereto as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to this or such filing. The information in this report, including the exhibit hereto, shall be deemed to be “furnished” and therefore shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 23, 2015, the Company appointed John D. Maggard, Vice President and Corporate Controller, as the Company’s Principal Accounting Officer.

Mr. Maggard, 46, has been the Company’s Vice President and Corporate Controller since October 2011. Mr. Maggard served as the Company’s Interim Chief Financial Officer from May 9, 2012 to August 30, 2012; Vice President, Internal Audit from April 2009 to October 2011 and Interim Corporate Controller from June 2011 to August 2011. Before he joined the Company in 2009, Mr. Maggard served as Vice President Internal Audit and Controls at Beazer Homes from 2004 to 2008. Before joining Beazer Homes, he held various roles of increasing responsibility in Finance and Accounting at The Home Depot from 1998 to 2003 and at J.C. Penney from 1990 to 1997. Mr. Maggard holds a B.S. degree in Business Administration from the University of Florida and is a certified public accountant.

There are no arrangements between Mr. Maggard and any other person pursuant to which Mr. Maggard was selected as an officer. There are no family relationships between Mr. Maggard and any director or other executive officer, nor are there any transactions to which the Company was or is a participant and in which Mr. Maggard has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Mr. Maggard and the Company did not enter into any material plan, contract or arrangement in connection with his assumption of the role of Principal Accounting Officer, nor did Mr. Maggard receive any grant or award of restricted stock or stock options.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated April 28, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP CORPORATION

Date: April 28, 2015	By:	/s/ Kevin M. Dotts
Kevin M. Dotts Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of the Company dated April 28, 2015.